UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street

Euless, Texas 76039

(Address of principal executive offices, including ZIP code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information contained below in Item 2.01 is hereby incorporated by reference in this Item 1.01.

In connection with the transactions contemplated by the Share Purchase Agreement (discussed below in Item 2.01), USCF&B AcquisitionCo LLC (“Buyer”), a Delaware limited liability company and an indirect wholly-owned subsidiary of U.S. Concrete, Inc. (the “Company”), (i) adopted an amended and restated limited liability company agreement and (ii) entered into a Class B Incentive Interests Award Agreement pursuant to which the Buyer issued non-voting unvested equity interests to a limited liability company controlled by or owned by certain members of the management team of Ferrara Bros. Building Materials Corp., a New York corporation (“Ferrara Bros. Building Materials”). These non-voting equity interests are subject to a “put” and a “call” right pursuant to which vested non-equity interests can be repurchased for up to a maximum of $35 million in cash payable during the period February 2019 to February 2022 based on certain of the Company’s New York operations achieving certain threshold and target EBITDA, which is a non-GAAP measure, for the years 2017 through 2020.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 1, 2015, Buyer entered into a share purchase agreement (the “Share Purchase Agreement”) with Ferrara Bros. Building Materials, Ferrara Family Holdings, Inc., a New York corporation (“Seller”) and Joseph J. Ferrara, in his capacity as Seller’s Representative (the “Seller’s Representative”) to purchase from the Seller all of the issued and outstanding shares of Class A common stock, no par value per share (“Class A Shares”), and Class B common stock, no par value per share (“Class B Shares” and, together with Class A Shares, the “Equity Interests”) of Ferrara Bros. Building Materials. Ferrara Bros. Building Materials is a producer of ready-mix concrete with operations in the New York and New Jersey geographic areas.

Pursuant to the Share Purchase Agreement, the consideration for the purchase of the Equity Interests consisted of (i) a cash payment of approximately $45 million, which is subject to post-closing adjustments with respect to variances in working capital, indebtedness, and transaction expenses that may increase or decrease the purchase price, and (ii) the issuance of the number of shares of the Company’s common stock, par value $0.001 (the “Common Stock”), to the beneficial owners of the Seller (the “Holdco Sellers”) equal to $15 million, divided by the daily volume weighted average trading price over the 20 trading day period ending on the 10th consecutive trading day subsequent to the closing date, pursuant to and subject to the terms of a Subscription Agreement, dated April 1, 2015, by and among the Company, the Seller and Holdco Sellers (the “Subscription Agreement”). The Company paid the cash payment of $45 million from the Company’s cash on hand and borrowings under the Company’s senior secured credit facility.

The Share Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions with respect to the Buyer, Ferrara Bros. Building Materials and the Seller. The closing of the transaction occurred immediately following the execution and delivery of the Share Purchase Agreement.

The foregoing description of the material terms of the Share Purchase Agreement and the Subscription Agreement does not purport to be complete and is qualified in its entirety by the Share Purchase Agreement and the Subscription Agreement, copies of which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information contained above in Item 2.01 is hereby incorporated by reference in this Item 3.02. The issuance of the Common Stock by the Company pursuant to the Subscription Agreement and the Share Purchase Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbor provided by Rule 506, promulgated thereunder.

Item 8.01 Other Events.

On April 2, 2015, the Company issued a press release announcing the transaction discussed in Item 2.01, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01 are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Share Purchase Agreement, dated as of April 1, 2015, by and among USCF&B AcquisitionCo LLC, Ferrara Bros. Building Materials Corp., Ferrara Family Holdings, Inc. and Joseph J. Ferrara, in his capacity as Seller’s Representative.

10.1	Subscription Agreement, dated as of April 1, 2015, by and among U.S. Concrete Inc., Ferrara Family Holdings, Inc. and the beneficial owners of Ferrara Family Holdings, Inc. named therein.

99.1	Press Release of U.S. Concrete, Inc. dated as of April 2, 2015.

*	Schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. The Company hereby agrees to furnish a copy of any such omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: April 2, 2015	By:	/s/ William M. Brown
Name: William M. Brown
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1*	Share Purchase Agreement, dated as of April 1, 2015, by and among USCF&B AcquisitionCo LLC, Ferrara Bros. Building Materials Corp., Ferrara Family Holdings, Inc. and Joseph J. Ferrara, in his capacity as Seller’s Representative.

10.1	Subscription Agreement, dated as of April 1, 2015, by and among U.S. Concrete Inc., Ferrara Family Holdings, Inc. and the beneficial owners of Ferrara Family Holdings, Inc. named therein.

99.1	Press Release of U.S. Concrete, Inc. dated as of April 2, 2015.

*	Schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. The Company hereby agrees to furnish a copy of any such omitted schedule to the SEC upon request.